
                                                          Exhibit 10.3

                           ANGELICA CORPORATION
                     FORM 10-K FOR FISCAL YEAR ENDED
                             JANUARY 30, 1999

                                 SCHEDULE
                                 --------

The participation agreements presently in effect under the Angelica
Corporation Management Retention and Incentive Plan are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific agreements differ from the form of agreement filed as Exhibit 10.3 to the Angelica Corporation Form 10-K for fiscal year ended 1/30/93:

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
                                                                  "Benefit Multiple"
Name                       Title                               Pursuant to Paragraph 3
----                       -----                               -----------------------
T. M. Armstrong            Sr. Vice President-Finance                    2.99
                           and Administration

M. E. Burnham              Vice President                                2.99

L. L. Mann                 Controller and Assistant Secretary            2.99

Charles D. Molloy, Jr.     Vice President                                2.00

A. D. Wilson               Vice President                                2.99
